                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 13, 2004
                                                        -----------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

New York                           0-3319                     13-1784308
--------                           ------                     ----------
(State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)          File Number)            Identification No.)

                   One Commerce Park, Valhalla, NY         10595
                   ---------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
            ---------------------------------------------

            On December  13, 2004,  Del Global  Technologies  Corp.,  a New York
corporation  (the  "Company")  announced  its  results for the fiscal 2005 first quarter.  A copy of the press  release is  furnished  as  Exhibit  99.01 to this report.

            The  information  furnished  pursuant to this Current Report on Form
8-K, including the exhibit hereto,  shall not be considered "filed" for purposes of Section 18 of the Securities  Exchange Act of 1934, as amended,  or otherwise subject  to the  liability  of such  section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended,  unless the Company expressly  sets  forth in such  future  filing  that such  information  is to be considered "filed" or incorporated by reference therein.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

      Exhibit No.             Exhibits
      -----------             --------

      99.01                   Press Release dated December 13, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DEL GLOBAL TECHNOLOGIES CORP.
                                   -----------------------------
                                          (Registrant)

Date: December 13, 2004
                                   By: /s/ Walter Schneider
                                      --------------------------------
                                      Walter Schneider
                                      Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------

99.01                         Press Release dated December 13, 2004